HENDERSON GLOBAL FUNDS

                          HENDERSON EUROPEAN FOCUS FUND
                        HENDERSON GLOBAL TECHNOLOGY FUND
                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND


                       SUPPLEMENT DATED AUGUST 15, 2002 TO

                       PROSPECTUSES DATED AUGUST 31, 2001
                        AS SUPPLEMENTED OCTOBER 24, 2001

The following special incentive program will be effective as of the date hereof and is expected to continue through November 29, 2002.

During the special incentive program, the Funds will allow investors to purchase Class A shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission. The purchase must be made within 30 days of the redemption. If shares are purchased in this manner, Fund purchases will be subject to a 1.00% contingent deferred sales charge for one year from the date of purchase. The Distributor will pay a sales commission of 1.00% of the purchase price of the Class A shares of a Fund to brokers that initiate and are responsible for such purchases of Class A shares of a Fund.

Currently, the Distributor pays sales commissions (in addition to dealer reallowances) at the time of sale of 4.00% of the purchase price of Class B shares of a Fund and 1.00% of the purchase price of Class C shares of a Fund to brokers that initiate and are responsible for purchases of such Class B or Class C shares of a Fund, respectively. Under the special incentive program, the Distributor will pay brokers 5.00% of the purchase price of Class B shares and 2.00% of the purchase price of Class C shares. The special incentive program will not affect the public offering price of the Class B and Class C shares to investors.